UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2013

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On September 25, 2013, SCE agreed to sell $200,000,000 Floating Rate First and Refunding Mortgage Bonds, Series 2013B, Due 2014, $600,000,000 3.50% First and Refunding Mortgage Bonds, Series 2013C, Due 2023, and $800,000,000 4.65% First and Refunding Mortgage Bonds, Series 2013D, Due 2043. For further information concerning the bonds, refer to the exhibits attached to this report.
Item 9.01    Financial Statements and Exhibits

(c)    Exhibits

See the Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY (Registrant)
/s/ MARK C. CLARKE _______________________________________ MARK C. CLARKE Vice President and Controller

Date: October 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

1	Underwriting Agreement dated as of September 25, 2013

4.1	One Hundred Thirtieth Supplemental Indenture dated as of September 27, 2013

4.2	Certificate as to Actions Taken by Officer of Southern California Edison Company, dated as of September 25, 2013

5	Opinion of Counsel

12	Statement re Computation of Ratios of Earnings to Fixed Charges